UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2017, Causeway Global Absolute Return Fund’s (the “Fund’s”) Institutional Class returned -0.82% and Investor Class returned -1.01% compared to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“Index”) return of 0.20%. Since the Fund’s inception on January 24, 2011, its average annual total returns are 2.85% for the Institutional Class and 2.56% for the Investor Class compared to the Index’s average annual total return of 0.13%. During the same period, global equity markets, as represented by the MSCI World Index (Gross) (“World Index”), returned 8.59%.

Performance Review

The Fund’s long portfolio takes long positions in securities under swap agreements, and the Fund’s short portfolio takes short positions in securities under swap agreements. Both the long portfolio and the short portfolio added positive alpha (performance exceeding the World Index long and short) for the 6 months ended March 31, 2017.

Global equity markets were weak to begin the period in October and November, followed by strong performance from December through March as hopes for regulatory and tax reform in the U.S. drove improvement in business and consumer confidence globally. Currency proved a headwind as major currencies declined against the U.S. dollar. The best performing markets in our investable universe included Italy, Spain, Austria, Australia, and France. The biggest laggards in the World Index included New Zealand, Belgium, Israel, Denmark, and Finland. The best performing industry groups in the World Index were banks, technology hardware & equipment, and diversified financials, while real estate, food & staples retailing, and telecommunication services were the worst performing industry groups.

For the six months ended March 31, 2017, long exposures in the semiconductors & semiconductor equipment, energy, consumer durables & apparel, and capital goods industry groups, along with an overweight position in the telecommunication services industry group, detracted most from the long portfolio’s performance relative to the World Index. Exposures to securities in the banks, insurance, and pharmaceuticals & biotechnology, as well as an overweight position in the technology hardware & equipment industry group and an underweight position in the food beverage & tobacco industry group contributed to relative performance. The biggest laggard was energy exploration & production company, SM Energy Co. (United States). Additional top individual detractors included digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States), telecommunication services provider, KDDI Corp. (Japan), mobile telecommunications operator, China Mobile Ltd. (Hong Kong), and apparel designer & manufacturer, PVH Corp. (United States). The largest individual contributor to absolute return in the long portfolio was retail bank, CaixaBank SA (Spain). Additional top contributors included global financial services giant, Citigroup, Inc. (United States), paints & coatings producer, Akzo Nobel NV (Netherlands), rail-based transporter, CSX Corp. (United States), and electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea).

We use a quantitative approach to select securities exposures for the short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. For the period, our value and quality factor categories demonstrated predictive power. Companies with expensive valuations and those demonstrating potential insolvency and/or accounting chicanery underperformed, as anticipated. However,

2	Causeway Global Absolute Return Fund

returns of technical and growth factor categories were negative — companies with weak technical indicators and worsening earnings growth dynamics outperformed the broader market, contrary to expectations.

The short portfolio’s relative added value for the period was due primarily to strong stock selection. We had particular success identifying downside candidates in the Germany, Canada, and Japan. From an industry group perspective, added value was concentrated in banks, software & services, and transportation. Detractors from short-side performance were primarily concentrated within the materials, pharmaceuticals & biotechnology, and food & staples retailing industry groups. From a stock perspective, short positions in residential real estate company, Vonovia SE (Germany), specialty pharmaceuticals producer, Shire Pharmaceuticals (Ireland), pharmaceutical giant, Novo Nordisk A/S (Denmark), Japan Tobacco Inc. (Japan), and social networking service, Twitter, Inc. (United States) were effective, as all of these stocks underperformed the World Index. At the stock exposure level, our principal detractors included building materials distributor, China National Building Material Co. Ltd. (Hong Kong), oncology-focused pharmaceuticals producer, Clovis Oncology, Inc. (United States), electronic components manufacturer, Samsung Electro-Mechanics Co., Ltd. (South Korea), analog & digital semiconductor manufacturer, Avago Technologies (United States), and automaker, Hyundai Motor Co., Ltd (South Korea). The share prices of these companies appreciated during our holding periods, negatively impacting performance.

Significant Portfolio Changes

On the long side of the portfolio, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several companies that approached fair value in our view. The largest decreases in exposures during the period included four full sales from the Fund: rail-based transporter, CSX Corp. (United States), life insurer, Prudential Financial, Inc. (United States), global biotechnology company, Biogen, Inc. (United States), and pharmaceutical giant, Sanofi (France), as well as a decreased weight to cruise ship operator, Carnival Corp. (United States). Significant increases in exposures included four new additions to the Fund: pharmaceutical company, AstraZeneca Plc (United Kingdom), life insurer, Prudential Plc (United Kingdom), multinational electric utility company, ENGIE SA (France), and rail operator, Canadian Pacific Railway (Canada), along with an increased weight to power & automation technology company, ABB Ltd. (Switzerland).

On the short side of the portfolio, consistent with the shorter time horizon of our quantitative investment process, portfolio turnover for the period was higher than that of the long side. Notable companies in which we increased short exposure included educational technology company, 2U, Inc. (United States), health technology solutions provider, Cerner Corp. (United States), financial services firm, Markel Corp. (United States), analog & digital semiconductor manufacturer, Avago Technologies (United States), and financial services company, Visa, Inc. (United States). Notable companies in which we reduced or covered short exposure included computer data storage company, Western Digital Corp. (United States), tobacco company, Reynolds American, Inc. (United States), pharmaceutical company & retailer, Walgreens Boots Alliance, Inc. (United States), chemical manufacturer, E.I. du Pont de Nemours & Co. (United States), and telecommunication services provider, Telefonica (Spain).

Causeway Global Absolute Return Fund	3

Investment Outlook

Last year’s sharp upturn in demand for undervalued cyclical stocks and those in the financial sector lasted only a few quarters, then lost ground to growth stocks in early 2017. Of the value casualties, the energy sector generated the worst performance in otherwise buoyant equity markets. Our research in the oil & gas sector makes us optimistic over a one-year or longer time frame on both crude oil supply constraints and stable demand. Our bottom-up stock selection process has also led to an overweight to stocks domiciled in Europe. With reflation and its beneficial impact on pricing, the European earnings recovery should continue in calendar 2017. The long portfolio continues to have underweight exposures relative to the World Index to the consumer staples and commodity (non-energy) cyclical sectors, as valuations reflect overly optimistic demand expectations. We are scouring markets for companies undergoing operational restructuring, assuming abundant financial strength. We complement the “self-help” portion of the portfolio with consistent cash flow generators such as telephony and pharmaceutical companies. We believe the dramatic valuation multiple expansion of the last five years has ended, making active management and the identification of improving corporate earnings and cash flow essential.

The short portfolio continues to dampen overall portfolio volatility while seeking shorter-term opportunities to the downside. On an aggregate long/short portfolio basis, we are maintaining a near market-neutral posture, with -5.76% net exposure overall (long exposures minus absolute value of short exposures). Consistent with our goal of delivering low equity market sensitivity, we target a zero expected beta[1] to the World Index, but not necessarily zero net dollar exposure. On an aggregate basis, our largest net biases by sector are toward telecommunications and energy, where we have significant positive net exposure, and against consumer staples and consumer discretionary, where we have meaningful negative net exposure. By geography, we are net biased toward the United Kingdom and Switzerland, and biased against the United States and Australia. Gross exposure (leverage) for the Fund is 316% (3.16x) as of March 31, 2017.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

March 31, 2017

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

[1] “Beta” is a measurement of sensitivity to the benchmark index. A beta of 1 indicates that a portfolio’s value will move in line with the index. A beta of less than 1 means that the portfolio will be less volatile than the index; a beta of greater than 1 indicates that the security’s price will be more volatile than the index.

4	Causeway Global Absolute Return Fund

Conor Muldoon	Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass. Holdings are subject to change. Securities mentioned do not make up entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and magnifies any losses. Short positions lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio are managed using different styles and, as a result, will have exposures that will not be hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

Causeway Global Absolute Return Fund	5

March 31, 2017
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class	2.63%	-0.66%	1.09%	2.85%
Investor Class	2.26%	-0.95%	0.78%	2.56%

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2018. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to net assets were 2.00% and 2.25% for the Institutional Class and Investor Class, respectively, and the Fund’s net ratios of expenses in relation to net assets were 1.55% and 1.80% for the Institutional Class and Investor Class, respectively.

The benchmark index for the Global Absolute Return Fund is the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “Index”). This Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from, the rebalancing date. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. The Fund will primarily be exposed to equity securities, which are not guaranteed. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

The MSCI World Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed, or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2017 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENTS
Blackrock Liquidity Funds Treasury Trust Fund, Institutional Class, 0.610%**1	65,642,503	$65,643

Total Short-Term Investments
(Cost $65,643) — 97.5%		65,643

Total Investments — 97.5%
(Cost $65,643)		65,643

Other Assets in Excess of Liabilities — 2.5%		1,697

Net Assets — 100.0%		$67,340

A list of outstanding total return swap agreements held by the Fund at March 31, 2017, follows:

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions†
Morgan Stanley	United States Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	2/5/2018	$38,354	$16

Morgan Stanley	Hong Kong Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.75%	Total Return of the basket of securities	2/5/2018	25	—

Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 1.25%	Total Return of the basket of securities	1/31/2018	6,820	121

Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 2.00%	Total Return of the basket of securities	1/31/2018	4,629	62

Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 1.50%	Total Return of the basket of securities	11/2/2017	487	(102)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)

Morgan Stanley	South Korea Custom Basket of Securities	Long: Fed Funds-1 day + 0.85% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.75%	Total Return of the basket of securities	6/8/2017	$208	$47

Short Positions††

Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 1.61%	Total Return of the basket of securities	2/5/2018	(45,755)	(48)

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to – 2.56%	Total Return of the basket of securities	2/5/2018	(3,588)	(8)

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	2/5/2018	(2,894)	(55)

Morgan Stanley	Singapore Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	4/20/2018	(1,530)	—

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds – 0.40% to Fed Funds –	Total Return of the basket of securities	2/5/2018	(953)	25

						$58

†	The following tables represent the individual stock exposures comprising the Long Custom Basket Total Return Swaps as of March 31, 2017.

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation
—	Johnson & Johnson	USD	$—
7,400	Kansas City Southern	USD	2
10,900	PVH Corp.	USD	—
12,000	Baidu, Inc.	USD	—
13,500	United Health Group	USD	—
14,000	Advance Auto Parts	USD	1
14,700	CDN Pac Railway	USD	5
15,120	Flowserve Corp.	USD	3

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation
18,349	Carnival Corp.	USD	$—
23,098	Halliburton Co.	USD	—
25,346	Eli Lilly & Co.	USD	—
28,000	Signet Jewelers Co.	USD	—
38,113	PDC Energy, Inc.	USD	—
42,700	Qualcomm Inc.	USD	—
43,820	Microsoft Corp.	USD	—
54,431	Citigroup Inc.	USD	—
59,300	Bank of America	USD	5
67,796	Oracle Corp.	USD	—
69,500	CSRA Inc.	USD	—
80,900	SM Energy Co.	USD	—
89,800	Verifone Systems Inc.	USD	—

$16

Hong Kong Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(1,668,000)	China National Building Material Company	HKD	$—
(1,254,000)	Lenovo Group	HKD	—
(1,254,000)	China Unicom	HKD	—
(291,000)	China Taping Insurance	HKD	—
(121,000)	China Life Insurance	HKD	—
(80,500)	Citric Ltd.	HKD	—
(57,800)	AIA Group Limited	HKD	—
283,000	China Mobile	HKD	—
284,323	China Mer Holdings	HKD	—
1,387,000	CNOOC Ltd.	HKD	—

$—

United Kingdom Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(745,540)	St. James’s Place PLC	GBP	$—
(710,803)	Royal Bank of Scotland Group	GBP	—
(309,434)	Saga PLC	GBP	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

United Kingdom Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(301,668)	BP PLC	GBP	$—
(172,034)	Serco Group PLC	GBP	—
(154,786)	Rolls-Royce Holdings PLC	GBP	—
(138,858)	National Grid PLC	GBP	—
(117,458)	Wordplay Group PLC	GBP	—
(76,343)	Admiral Group PLC	GBP	—
(74,826)	United Utilities Group PLC	GBP	—
(41,964)	BT Group PLC	GBP	—
(40,766)	Experian PLC	GBP	—
(35,886)	Shire PLC	GBP	(11)
(28,471)	just Eat PLC	GBP	—
(19,134)	Standard Chartered PLC	GBP	—
(11,533)	Reckitt Benckiser Group PLC	GBP	—
(8,268)	Hickma Pharmaceuticals PLC	GBP	—
(3,625)	Imperial Brands PLC	GBP	(17)
38,621	British American Tobacco PLC	GBP	59
43,768	Astrazeneca	GBP	—
66,816	Travis Perkins PLC	GBP	—
71,517	Glaxosmithkline PLC	GBP	21
74,532	SSE PLC	GBP	—
124,450	Royal Ductch Shell PLC	GBP	—
127,142	Prudential PLC	GBP	48
411,361	Aviva PLC	GBP	—
607,026	Vodafone	GBP	—
803,944	Barclays PLC	GBP	21
2,028,073	Lloyds Banking Group PLC	GBP	—

$121

Europe Custom Basket of Securities
Shares	Description	Currency	Net Unrealized (Depreciation)
(34,134)	Lafargeholcim Ltd.	EUR	$—
(33,573)	Getinge	EUR	(8)
(28,795)	Statoil ASA	EUR	(6)
(26,622)	Ericsson	EUR	(3)
(21,783)	Netent	EUR	—
(6,699)	Hennes & Mauritz	EUR	—

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Europe Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation
(5,103)	Novo Nordisk	EUR	$—
(3,762)	Sonova AG	EUR	—
(3,124)	Nestle AG	EUR	—
(1,621)	Geberit	EUR	—
(179)	Givaudan	EUR	—
7,120	Zurich Insurance Group AG	EUR	79
10,905	Roche Holding AG	EUR	—
41,019	Novartis AG	EUR	—
105,754	ABB Ltd.	EUR	—

$62

Europe Custom Basket of Securities (Local)
Shares	Description	Currency	Net Unrealized Depreciation
(386,933)	Nokia Corp.	EUR	$—
(377,341)	Terna	EUR	—
(98,186)	Commerzbank	EUR	—
(27,500)	Daimler AG	EUR	(102)
(23,233)	BMW	EUR	—
(22,154)	Deutsche Bank AG	EUR	—
(18,700)	Anheuser Busch InBev	EUR	—
(17,611)	Klepierre	EUR	—
(4,621)	Iliad	EUR	—
(4,291)	Essilor International	EUR	—
(2,787)	Air Liquide	EUR	—
(2,015)	Deutchse Borse AG	EUR	—
21,673	Volkswagen AG	EUR	—
29,493	Schneider SA	EUR	—
38,567	Akzo Nobel	EUR	—
88,856	Unicredito SPA	EUR	—
94,453	Merlin Properties	EUR	—
164,010	Engie SA	EUR	—
329,875	Caixabank	EUR	—

$(102)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

South Korea Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(13,720)	Hyundai Motor	KRW	$(54)
(5,802)	Samsung C&T Corp.	KRW	(4)
(5,401)	Shinhan Finance	KRW	(7)
(3,692)	Hyundai WIA	KRW	—
(2,906)	Samsung Fire and Marine Insurance Co. Ltd.	KRW	—
(2,414)	Samsung SDI Co. Ltd.	KRW	(9)
(263)	Naver Corp.	KRW	—
—	Samsung Electro Mechanics	KRW	(21)
1,110	Samsung Electronics	KRW	50
10,660	SK Telecom	KRW	92

			$47

††	The following tables represent the individual stock exposures comprising the Short Custom Basket Total Return Swaps as of March 31, 2017.

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Depreciation
(122,600)	Ford Motor Co.	USD	$—
(82,000)	Coty	USD	—
(56,500)	2U Inc.	USD	—
(36,800)	Cerner Corp.	USD	—
(31,500)	Fireeye Inc.	USD	—
(26,700)	Pandora Media	USD	—
(25,700)	Nike Inc.	USD	(7)
(23,500)	Cornerstone OnDemand Inc.	USD	—
(23,400)	Visa Inc.	USD	—
(22,100)	Wabtec	USD	—
(21,100)	EOG Resources Inc	USD	—
(20,300)	American International Group	USD	—
(19,100)	Occidental Petroleum Corp.	USD	(15)
(18,700)	Molson Coors Brewing	USD	—
(18,200)	Stericycle Inc.	USD	—
(15,900)	Twitter Inc.	USD	—
(15,800)	Kraft Heinz Co.	USD	—

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Depreciation
(14,500)	Brookdale Senior Living Inc.	USD	$—
(13,400)	Starbucks Corp.	USD	—
(12,300)	Berkshire	USD	—
(11,900)	Aon PLC	USD	—
(11,000)	Autodesk	USD	—
(9,500)	Broadcom Ltd.	USD	(10)
(8,900)	Proofpoint Inc.	USD	—
(8,800)	Public Storage	USD	—
(8,600)	Viasat Inc.	USD	—
(8,000)	Global Payments Inc.	USD	—
(6,800)	Medtronic Inc.	USD	(3)
(5,800)	Sarepta Therapeutics Inc.	USD	—
(4,900)	Philip Morris	USD	—
(4,700)	Acuity Brands	USD	(11)
(4,600)	TransDigm Group Inc.	USD	—
(4,500)	Taubman Center	USD	—
(4,300)	Marriott International	USD	(1)
(3,700)	Bristol Myers Squibb	USD	—
(2,800)	Schlumberger Ltd.	USD	(1)
(2,400)	Cavium Inc.	USD	—
(2,300)	Ball Corp.	USD	—
(2,200)	Markel Corp.	USD	—
(1,700)	Chipotle Mexican Grill	USD	—
(1,700)	Palo Alto Network Inc.	USD	—
(1,400)	Facebook Inc.	USD	—
(1,200)	Mckesson Corp.	USD	—
(300)	Athenahealth, Inc.	USD	—
—	Aflac Inc.	USD	—
—	BlackRock Inc.	USD	—
—	DuPont Co.	USD	—
—	SS&C Technologies, Inc.	USD	—

$(48)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Canada Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Depreciation
(192,400)	Bombardier Inc.	CAD	$—
(104,400)	Element Financial Corp.	CAD	(6)
(21,500)	Enbridge	CAD	—
(15,800)	Franco-Nevada Corp.	CAD	—
(5,800)	Brookfield Asset Management	CAD	(1)
(2,800)	Premium Brands Holdings	CAD	(1)

			$(8)

Australia Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Depreciation
(297,967)	Telstra Corp. Ltd.	AUD	$(35)
(15,783)	CSL Ltd.	AUD	(10)
(4,856)	Commonwealth Bank of Australia	AUD	(10)

			$(55)

Singapore Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(545,300)	Singtel	SGD	$—

$—

Japan Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(553,300)	Orient Corporation	JPY	$(10)
(105,500)	Odakyu Electric Railway Co. Ltd.	JPY	(9)
(75,900)	Rioch Co. Ltd.	JPY	(9)
(57,000)	Kintetsu Group Holdings Co. Ltd,	JPY	(3)
(35,200)	Japan Post Holdings	JPY	(8)
(33,800)	Recruit Holdings Co. Ltd.	JPY	(18)
(30,600)	Japan Tobacco Inc	JPY	—
(29,000)	Tokyo Corp.	JPY	(1)

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2017 (Unaudited)

Japan Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(25,500)	M3 Inc.	JPY	$(2)
(24,800)	Canon Inc.	JPY	(19)
(23,300)	Nissan Motor Corp.	JPY	(5)
(19,100)	AEON Co. Ltd.	JPY	(3)
(15,000)	Keikyu Corp.	JPY	—
(9,600)	Ono Pharmaceutical Co. Ltd.	JPY	(2)
(5,000)	Nippon Paint Holdings Co. Ltd.	JPY	—
(4,600)	Nidec Corp.	JPY	(2)
(700)	Keyence Corp.	JPY	—
—	Hitachi Ltd.	JPY	18
31,700	East Japan Railway Co.	JPY	16
56,200	Japan Airlines Co. Ltd.	JPY	42
378,000	Kddi Corp.	JPY	40

			$25

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2017.
1	Of this investment, $53,982 (000) was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at March 31, 2017 is $105,520 (000) and $(109,717) (000), respectively. The gross notional amounts are representative of the volume of activity during the fiscal period ended March 31, 2017.

AUD – Australian	Dollar
CAD – Canadian	Dollar
EUR – Euro
GBP – British	Pound Sterling
HKD – Hong	Kong Dollar
JPY – Japanese	Yen
KRW – South	Korean Won
L.P. – Limited	Partnership
PLC – Public	Limited Company
SGD – Singapore	Dollar
USD – U.S.	Dollar

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SECTOR DIVERSIFICATION

As of March 31, 2017, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	97.5%
Other Assets in Excess of Liabilities	2.5

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

3/31/17
ASSETS:
Investments at Value (Cost $65,643)	$65,643
Receivable Due from Swap Counterparty	1,742
Unrealized Appreciation on Total Return Swaps	271
Receivable for Fund Shares Sold	155
Receivable for Dividends	29
Prepaid Expenses	21

Total Assets	67,861

LIABILITIES:
Unrealized Depreciation on Total Return Swaps	213
Payable for Fund Shares Redeemed	132
Payable Due to Adviser	86
Payable for Shareholder Service Fees — Investor Class	32
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	55

Total Liabilities	521

Net Assets	$67,340

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$84,983
Distributions in Excess of Net Investment Income	(7,382)
Accumulated Net Realized Loss on Investments	(10,319)
Net Unrealized Appreciation on Swap Contracts	58

Net Assets	$67,340

Net Asset Value Per Share (based on net assets of $49,476,239 ÷ 5,321,911 shares) — Institutional Class	$9.30

Net Asset Value Per Share (based on net assets of $17,863,594 ÷ 1,937,338 shares) — Investor Class	$9.22

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/16 to 3/31/17
INVESTMENT INCOME:
Interest	$149

Total Investment Income	149

EXPENSES:
Investment Advisory Fees	562
Transfer Agent Fees	31
Shareholder Service Fees — Investor Class	26
Professional Fees	19
Registration Fees	18
Printing Fees	15
Administration Fees	12
Trustees’ Fees	2
Custodian Fees	2
Other Fees	1

Total Expenses	688

Waiver of Investment Advisory Fees	(4)

Total Waiver and Reimbursement	(4)

Net Expenses	684

Net Investment Loss	(535)

NET REALIZED AND UNREALIZED GAIN ON SWAP CONTRACTS:
Net Realized Gain from Swap Contracts	194
Net Change in Unrealized Appreciation on Swap Contracts	73

Net Realized and Unrealized Gain on Swap Contracts	267

Net Decrease in Net Assets Resulting from Operations	$(268)

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/16 to 3/31/17 (Unaudited)	10/01/15 to 9/30/16 (Audited)
OPERATIONS:
Net Investment Loss	$(535)	$(1,265)
Net Realized Gain from Swap Contracts	194	1,175
Net Change in Unrealized Appreciation on Swap Contracts	73	2,723

Net Increase (Decrease) in Net Assets Resulting From Operations	(268)	2,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(5,889)	(2,185)
Investor Class	(2,140)	(860)

Total Dividends from Net Investment Income	(8,029)	(3,045)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(3,575)	(18,414)

Total Decrease in Net Assets	(11,872)	(18,826)

NET ASSETS:
Beginning of Period	79,212	98,038

End of Period	$67,340	$79,212

Undistributed (Distributions in Excess of) Net Investment Income	$(7,382)	$1,182

(1)	See Note 7 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

FINANCIAL HIGHLIGHTS

For the Six Months ended March 31, 2017 (Unaudited) and the Fiscal Years or Period ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL ABSOLUTE RETURN FUND†
Institutional
2017(1)	10.41	(0.07)	0.05	(0.02)	(1.09)	—	(1.09)	—
2016	10.39	(0.16)	0.57	0.41	(0.39)	—	(0.39)	—
2015	10.90	(0.18)	(0.33)	(0.51)	—	—	—	—	(2)
2014	11.15	(0.18)	0.36	0.18	(0.43)	—	(0.43)	—
2013	10.99	(0.18)	0.62	0.44	(0.28)	—	(0.28)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
Investor
2017(1)	10.32	(0.08)	0.04	(0.04)	(1.06)	—	(1.06)	—
2016	10.30	(0.18)	0.56	0.38	(0.36)	—	(0.36)	—
2015	10.84	(0.20)	(0.34)	(0.54)	—	—	—	—	(2)
2014	11.09	(0.21)	0.37	0.16	(0.41)	—	(0.41)	—
2013	10.96	(0.20)	0.59	0.39	(0.26)	—	(0.26)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

9.30	(0.82)	49,476	1.70	1.71	(1.32)	—
10.41	0.59	58,622	1.77	1.77	(1.54)	—
10.39	(4.68)	71,205	1.66	1.66	(1.65)	—
10.90	1.64	120,731	1.71	1.71	(1.68)	—
11.15	4.29	32,888	1.75	1.94	(1.69)	—
10.99	10.65	30,986	1.82	2.31	(1.75)	—

9.22	(1.01)	17,864	1.95	1.96	(1.56)	—
10.32	0.49	20,590	2.02	2.02	(1.79)	—
10.30	(4.98)	26,833	1.91	1.91	(1.90)	—
10.84	1.46	45,177	1.96	1.96	(1.93)	—
11.09	3.79	29,765	2.00	2.19	(1.94)	—
10.96	10.50	32,139	2.07	2.54	(1.99)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer (i.e., swap counterparty) quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under

22	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2017 (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Short-Term Investment	$65,643	$—	$—	$65,643

Total Investments in Securities	$65,643	$—	$—	$65,643

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Total Return Equity Swaps*
Unrealized Appreciation	$—	$271	$—	$271
Unrealized Depreciation	—	(213)	—	(213)

	$—	$58	$—	$58

*	Total return swap contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the fiscal year ended March 31, 2017, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2017, there were no significant changes to the Fund’s fair value methodologies.

Causeway Global Absolute Return Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund.

24	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% (1.35% after May 9, 2017) of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2017 the Adviser waived fees of $4,173. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2017, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2017, approximately $452 thousand of net assets were held by affiliated investors.

4.	Investment Transactions

During the six months ended March 31, 2017, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the six months ended March 31, 2017. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of March 31, 2017 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2017, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of March 31, 2017, there was $53,982,422 pledged as collateral for swap agreements under the ISDA Master Agreement.

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the Fund as of March 31, 2017*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$271	$(213)	$58

Net Market Value of Swaps	Collateral (Received)/ Pledged	Net Exposures†
$58	$(58)	$—

†	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

Because the Fund has significant exposure to foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s exposures may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund has exposures to securities denominated in foreign currencies, the Fund’s value could decrease depending on foreign exchange rates. Other risks applicable to foreign companies that could impact the value of their securities, and thus the value of the Fund’s exposures, include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Total
2016	$3,045	$3,045
2015	—	—

As of September 30, 2016, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,182
Capital Loss Carryforwards	(10,513)
Unrealized Depreciation	(15)

Total Accumulated Losses	$(9,346)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future tax-

able years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows (000):

	Short-Term Loss	Long-Term Loss	Total
Causeway Global Absolute Return Fund	$10,513	$—	$10,513

For the fiscal year ended September 30, 2016, the Fund used $2,375 (000) in capital loss carryforwards.

At March 31, 2017, the cost basis of securities for Federal income tax purposes is equal to the cost basis used for financial reporting purposes.

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2017(Unaudited)		Fiscal Year Ended September 30, 2016 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	931	$9,287	1,889	$19,401
Shares Issued in Reinvestment of Dividends and Distributions	446	4,428	127	1,259
Shares Redeemed	(1,687)	(16,876)	(3,238)	(32,860)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(310)	(3,161)	1,222	(12,200)

Investor Class
Shares Sold	560	5,938	441	4,451
Shares Issued in Reinvestment of Dividends and Distributions	170	1,676	65	642
Shares Redeemed	(788)	(8,028)	(1,116)	(11,307)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(58)	(414)	(610)	(6,214)

Decrease in Shares Outstanding from Capital Share Transactions	(368)	$(3,575)	(1,832)	$(18,414)

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2017, three of the Fund’s shareholders of record owned 85% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

Effective as of May 9, 2017, the Adviser has agreed to revise its expense limit agreement with the Fund to reduce the expense limit noted in Note 3 by 0.40 percentage points, to an annual rate of 1.35% of the average daily net assets of each class of the Fund.

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 to March 31, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

30	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$991.80	1.74%	$8.65

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.25	1.74%	$8.75
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$989.90	1.99%	$9.86

Hypothetical 5% Return
Investor Class	$1,000.00	$1,015.02	1.99%	$9.98

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Absolute Return Fund	31

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-008-0700

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2017